UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 2007
                                                         -----------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



            NEW YORK                  1-4482                11-1806155
            --------                  ------                ----------
  (State or Other Jurisdiction     (Commission            (IRS Employer
        of Incorporation)          File Number)         Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

     On December 11, 2007, the Company issued a press release announcing the institution of an additional share repurchase program. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)     EXHIBITS
             99.1 press release dated December 11, 2007 regarding the Company's Stock Repurchase Program.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARROW ELECTRONICS, INC.


Date:  December 12, 2007                         By:  /s/ Peter S. Brown
                                                      ------------------
                                               Name:  Peter S. Brown
                                              Title:  Senior Vice President




                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

99.1 Press release dated December 11, 2007 regarding the Company's Stock Repurchase Program.